     As filed with the Securities and Exchange Commission on March 5, 1996

                                                  Registration No. 33-16611
--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                   FORM S-6
                      Post-Effective Amendment No. 10 to
                         Registration Statement Under
                          THE SECURITIES ACT OF 1933
                            ----------------------

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                             (Exact name of trust)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                              JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                             --------------------

                         FRANCIS C. CLEARY, JR., ESQ.
                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                   Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                             --------------------

It is proposed that this filing become effective (check appropriate box)

 [_] immediately upon filing pursuant to paragraph (b) of Rule 485

 [X] on March 11,1996 pursuant to paragraph (b) of Rule 485

 [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 [_] on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate check the following box

 [_] post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1995 pursuant to Rule 24f-2 on February 22, 1996.

FCC0090.DOC)

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Funds, JHVLICO and John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Funds,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Principal Policy Provisions

10(f)                            Voting Privileges

10(g),(h)                        Changes in Applicable Law
                                 -- Funding and Otherwise

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 The Series Funds

11, 12                           Summary, The Account and Series
                                 Fund, Distribution of Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Funds

17                               Summary, Principal Policy
                                 Provisions

18                               The Account and The Series Funds,
                                 Tax Considerations

19                               Reports

20                               Changes in Applicable Law
                                 -- Funding and Otherwise

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies, JHVLICO and John
                                 Hancock, Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Funds,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Funds,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Funds,
                                 Changes in Applicable
                                 Law -- Funding and Otherwise

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable


FCC0132.DOC

                                          John Hancock Variable Life
                                               Insurance Company
                                                              (JHVLICO)
(ART)

               SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                           LIFE AND ANNUITY SERVICES
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117

                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410

                           PROSPECTUS MARCH 11, 1996

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Variable Life Account V ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the subaccounts"). The assets of each variable subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Fund, Inc., a mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in the general account of John Hancock Variable Life Insurance Company ("JHVLICO").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of Variable Series Trust I: Stock, Select Stock, Bond, Money Market, Managed, Real Estate Equity, International, Special Opportunities and Short-Term U.S. Government and in the Portfolios of M Fund Inc.: Edinburgh Overseas Equity, Turner Core Growth and Frontier Capital Appreciation.

  Replacing existing insurance with a Policy described in this prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY....................................................................   1
JHVLICO AND JOHN HANCOCK...................................................   6
THE ACCOUNT AND THE SERIES FUNDS...........................................   6
THE FIXED ACCOUNT..........................................................   9
POLICY PROVISIONS AND BENEFITS.............................................   9
  Requirements for Issuance of Policy......................................   9
  Premiums.................................................................   9
  Account Value and Surrender Value........................................  13
  Death Benefits...........................................................  13
  Value Options............................................................  14
  Partial Withdrawal of Excess Value.......................................  15
  Transfers Among Subaccounts..............................................  16
  Loan Provisions and Indebtedness.........................................  17
  Default and Options on Lapse.............................................  17
  Exchange Privilege.......................................................  19
CHARGES AND EXPENSES.......................................................  19
  Charges Deducted from Premiums...........................................  19
  Sales Charges............................................................  19
  Reduced Charges for Eligible Groups......................................  20
  Charges Deducted from Account Value......................................  21
DISTRIBUTION OF POLICIES...................................................  24
TAX CONSIDERATIONS.........................................................  24
  Policy Proceeds..........................................................  24
  Charge for JHVLICO's Taxes...............................................  25
  Corporate and H.R. 10 Plans..............................................  25
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO.......................  26
REPORTS....................................................................  26
VOTING PRIVILEGES..........................................................  27
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE...........................  27
STATE REGULATION...........................................................  28
LEGAL MATTERS..............................................................  28
REGISTRATION STATEMENT.....................................................  28
EXPERTS....................................................................  28
FINANCIAL STATEMENTS.......................................................  28
APPENDIX--OTHER POLICY PROVISIONS..........................................  48
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND
 ACCUMULATED PREMIUMS......................................................  50

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                      INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                           PAGE
                                                                           -----
      Account Value.......................................................    13
      Attained Age........................................................    14
      Basic Death Benefit.................................................    14
      Basic Premium.......................................................    10
      Benchmark Value.....................................................    14
      Contingent Deferred Sales Charge....................................    20
      Current Death Benefit...............................................    14
      Death Benefit Factor................................................    14
      Excess Value........................................................    14
      Experience Component................................................    15
      Extra Death Benefit.................................................    14
      Fixed Account.......................................................     8
      Grace Period........................................................    18
      Guaranteed Death Benefit............................................    14
      Home Office.........................................................     6
      Indebtedness........................................................    17
      Investment Rule.....................................................    12
      Issue Charge........................................................    21
      Level Schedule......................................................    11
      Loan Account........................................................    17
      Minimum First Premium...............................................    10
      Modified Schedule...................................................    11
      Premium Component...................................................    15
      Premium Credit Factor...............................................    15
      Premium Processing Charge...........................................    19
      Premium Recalculation...............................................    11
      Required Premium....................................................    10
      Subaccount.......................................................... Cover
      Sum Insured at Issue................................................    14
      Surrender Value.....................................................    13
      Valuation Date......................................................     8
      Value Option........................................................    15

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock Variable Life Insurance Company ("JHVLICO") issues variable life insurance Policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibilities. JHVLICO also issues policies purchased by the payment of fixed annual premiums and policies purchased by the payment of a single premium. These other policies are not funded by the Account and are offered by means of other prospectuses, but use the same underlying Fund.

  As explained below, the death benefit and surrender value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: the Owner periodically gives JHVLICO enough premium to meet the premium schedule selected. JHVLICO takes from each premium an amount for expenses, taxes, and sales load. JHVLICO then places the rest of the premium into as many as ten subaccounts as directed by the Owner. The assets allocated to each variable subaccount are invested in shares of the corresponding Portfolio of the Funds. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of JHVLICO. During the year, JHVLICO takes charges from each subaccount and credits or charges each subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may increase or decrease daily depending on the investment experience of the subaccounts to which premiums are allocated. In general, the Current Death Benefit equals the Account Value times a factor ("Death Benefit Factor") which depends upon the sex and attained age of the insured. If the Account Value increases, the Current Death Benefit will increase, and, if the Account Value decreases, the Current Death Benefit will decrease. However, JHVLICO guarantees that, regardless of the investment experience, the death benefit payable will never be less than the amount of insurance originally purchased in the absence of a subsequent partial surrender ("Guaranteed Death Benefit"). At issue of the Policy, the Current Death Benefit is generally well below the Guaranteed Death Benefit. Whether or not it reaches or exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit reaches the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and JHVLICO bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is basically the sum of the amounts of the premium that JHVLICO, at the direction of the Owner, places in the Account and in the Fixed Account. The Account Value increases or decreases daily depending on the investment experience of the subaccounts to which the amounts are allocated. JHVLICO does not guarantee a minimum amount of Account Value. Therefore, the Owner bears the investment risk for that portion of the Account Value allocated to the variable subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum initial death benefit that may be bought is $25,000 for insureds less than 25 years of age at the time of issue of the Policy and $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the insurance charges made. If the minimum death benefit at issue is at least $100,000, the insured may be eligible for the "preferred" class which has the lowest insurance charges for this Policy. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are determined under one of two premium schedules selected by the Owner. Under the Level Schedule, premiums are fixed for the life of the Policy. Under the Modified Schedule, a lower fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 72nd birthday. On this date, in the absence of an earlier election by the Owner, the Policy premium is automatically shifted to the Level Schedule and a new fixed annual premium becomes payable on a scheduled basis. The new premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the premium recalculation take place on any Policy anniversary prior to that nearest the insured's 72nd birthday. In addition to the premium schedule chosen, the amount of the premium for a Policy depends upon the Sum Insured at Issue and the insured's age and sex (unless the Policy is sex-neutral). Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 61-day grace period in which to make premium payments due after the Minimum First Premium is received.

  Within limits, scheduled premiums may be paid in advance and more than the scheduled premiums may be paid. If the Account Value under a Policy is sufficiently high, a premium payment otherwise scheduled need not be paid.

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT V?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under the Policies. Each variable subaccount within the Account is invested in a corresponding Portfolio of John Hancock Variable Series Trust I or of M Fund, Inc., each of which is a "series" type of mutual fund. The Portfolios of the Funds which are currently available are Stock, Select Stock, Bond, Money Market, Managed, Real Estate Equity, International, Special Opportunities, Short-Term U.S. Government, Edinburgh Overseas Equity, Turner Core Growth and Frontier Capital Appreciation.

  John Hancock receives a fee from John Hancock Variable Series Trust I for providing investment management services with respect to the Stock, Bond and Money Market Portfolios at an annual rate of .25% of the average daily net assets; with respect to the Select Stock and Managed Portfolios, at an annual rate of .40% of the first $500 million of the average daily net assets and at lesser percentages for amounts above $500 million; with respect to the Short-Term U.S. Government Portfolio at an annual rate of .50% of the first $250 million of the average daily net assets and, at lesser percentages for amounts above $250 million; with respect to the Real Estate Equity Portfolio, at an annual rate of .60% of the first $300 million of the average daily net assets and at lesser percentages for amounts above $300 million; with respect to the International Portfolio, at an annual rate of .60% of the first $250 million of the average daily net assets and at lesser percentages for amounts above

$250 million; and with respect to the Special Opportunities Portfolio, at an annual rate of .75% of the first $250 million of the average daily net assets and at lesser percentages for amounts above $250 million.

  M Financial Investment Advisers, Inc., receives a fee from M Fund, Inc. for providing investment management services with respect to the Overseas Equity Portfolio at an annual rate of 1.05% of the first $10 million of the average daily net assets and at an annual rate of 90% of the next $15 million of the average daily net assets and at lesser percentages for amounts above $25 million; with respect to the Core Growth Portfolio at an annual rate of .45% of the average daily net assets; and with respect to the Capital Appreciation Portfolio at an annual rate of .90% of the average net assets.

  For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JHVLICO?

  Premium Processing Charge. A charge not to exceed $2 is deducted from each premium payment.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment after deduction of the Premium Processing Charge.

  Sales Charge Deduction from Premium. A charge equal to 4 1/2% of each premium payment after deduction of the Premium Processing Charge.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 14 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of premiums paid to date. The total charge for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all required premiums are paid, over that period.

  Issue Charges. A charge deducted monthly from Account Value in 48 equal installments totalling $240 per Policy and 48c per $1000 of Sum Insured at Issue.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $4 per Policy and 2c per $1000 of current Sum Insured.

  Insurance Charge. A charge based upon the amount at risk, the attained age and risk classification of the insured and JHVLICO's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value.

  Guaranteed Death Benefit Charges. A charge not to exceed 3c per $1000 of current Sum Insured (currently 1c per $1000) deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations. Upon any exercise of the Extra Death Benefit Option or the Basic Premium Reduction Option, a one-time charge not to exceed 3% (currently 1 1/2%) of the amount applied to exercise the option.

  Charge for Mortality and Expense Risks. A charge made daily at an effective annual rate of .60% of the assets of the Account.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at Issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 7% of each year's additional premium is deducted from premiums when paid and 93% of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7% of each year's additional premium is deducted from premiums when paid and 93% of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge equal to the lesser of $25 or 2% of the amount withdrawn made against Account Value at the time of withdrawal.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any subaccount for Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to any subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. (See "Charge for JHVLICO's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by JHVLICO from its general account to one or more of the subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less a processing charge, the charges deducted for sales expenses and state premium taxes. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the subaccounts. The Owner may change the Investment Rule under which JHVLICO will allocate amounts to subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit Value Option which may have been exercised, or the Current Death Benefit. Whenever the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the

Policy's Account Value and it will decrease whenever there is a decrease in the Policy's Account Value but never below the Guaranteed Death Benefit. (See "Death Benefits".)

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the subaccounts for the Policy, decreased by any charges made against the Account Value, and increased or decreased by the investment experience of the subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue daily at an annual rate determined by JHVLICO at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, JHVLICO will charge interest at an effective annual rate of 6%, accrued daily. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the subaccounts. Therefore, the Account Value, the Surrender Value and any Death Benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by JHVLICO of the Notice of Withdrawal Right, whichever is latest, to JHVLICO at Boston, Massachusetts, or to the agent or agency office through which it was delivered. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the subaccounts and the investment management fee of the Funds.

WHAT IS THE EXCHANGE PRIVILEGE ALLOWED AN OWNER?

  The Owner may transfer the entire Account Value in variable subaccounts under a Policy to the Fixed Account at any time. The transfer will take effect at the end of the Valuation Period in which JHVLICO receives, at its Home Office, notice satisfactory to JHVLICO. (See "Exchange Privilege".)

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal income tax purposes. It is also believed that an Owner will not be deemed to be in constructive receipt of the cash values of the Policy until values are actually received through withdrawal, surrender, or other distributions. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies.

  Under recent Federal tax legislation, distributions from Policies entered into after June 20, 1988 on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to taxation. See "Flexibility as to Premium Payments" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called by the law a "modified endowment contract") will be taxed to the extent there is any income (gain) to the Owner and an additional tax may be imposed on the taxable amount (See "Flexibility as to Premium Payments" and "Policy Proceeds" under "Tax Considerations").

                           JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all states other than New York. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are over $45 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business and John Hancock is commited to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                       THE ACCOUNT AND THE SERIES FUNDS

  The Account, a separate account established under Massachusetts law in 1986 meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  The assets in each variable subaccount of the Account are invested in corresponding Portfolios of the Funds, but the assets of one variable subaccount are not necessarily legally insulated from liabilities associated with another variable subaccount. New variable subaccounts may be added or existing variable subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

THE SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Stock Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies believed by management to offer growth potential over both the intermediate and long-term.

 Select Stock Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks of companies believed by management to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other fixed income securities and in money market instruments.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  International Portfolio. The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  Special Opportunities Portfolio. The investment objective of this Portfolio is to achieve long-term capital appreciation by emphasizing investments in equity securities of issuers in various economic sectors.

  Short-Term U.S. Government Portfolio. The investment objective of this Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  John Hancock acts as the investment manager for the Portfolios described above, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, Massachusetts, provides sub-investment advice with respect to the Stock, Select Stock, Managed, Real Estate Equity and Short-Term U.S. Government Portfolios. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, Massachusetts, and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to the International Portfolio, and John Hancock Advisers, Inc. does likewise with respect to the Bond and Special Opportunities Portfolios.

  Edinburgh Overseas Equity Portfolio. Its investment objective is long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio. The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio. This Portfolio seeks maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  M Financial Investment Advisers, Inc., acts as the investment manager for the three Portfolios described above. Edinburgh Fund Managers PLC, provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; and Frontier Capital Management Company, Inc., provides sub-investment advice to the Frontier Capital Appreciation Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the variable subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by John Hancock for each variable subaccount based on, among other things, the amount of net premiums allocated to the variable subaccount, distributions reinvested, transfers to, from and among variable subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of JHVLICO's general account assets. JHVLICO's general account consists of assets owned by JHVLICO other than those in the Account and in other separate accounts that have been or may be established by JHVLICO. Subject to applicable law, JHVLICO has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, JHVLICO guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. JHVLICO guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. JHVLICO may, in its sole discretion, credit a higher rate although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, JHVLICO will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in JHVLICO's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and JHVLICO has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see "Loan Provision and Indebtedness".

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at Issue of $25,000 for insureds less than 25 years of age at the time of issue of the Policy and minimum Sum Insured at Issue of $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the insurance charges made. If the Sum Insured at Issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Policies issued in certain jurisdictions and in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. Accordingly, the illustrations, factors and premiums set forth in this Prospectus may differ for such Policies.

PREMIUMS

 Payment Schedule

  Premiums are scheduled and payable during the lifetime of the insured in accordance with JHVLICO's established rules and rates. Premiums are payable at JHVLICO's Home Office on or before the due date specified in the Policy. All Policies operate under the same schedule of due dates.

  After the payment of the Minimum First Premium (see "Minimum Premium Requirements" below) there are three scheduled due dates in the first Policy year. Due dates are the last Valuation Date in the third, sixth and ninth Policy months. In the second Policy year, the scheduled due dates are the last Valuation Date in the sixth and twelfth Policy months. In the third and all later Policy years, the scheduled due date is the last Valuation Date of the Policy year.

 Minimum Premium Requirements

  An amount of Required Premium (see "Amount of Required Premium" below) is determined at the start of each Policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the Policy year. In the first and second Policy years, however, there are additional requirements.

  In the first Policy year, a Minimum First Premium must be received by JHVLICO at its Home Office before the Policy is in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first Policy year, one-half of the Required Premium must be received on or before the last Valuation Date in the third Policy month and three-quarters of the Required Premium must be received on or before the last Valuation Date in the sixth Policy month.

  In the second Policy year, one-half of the Required Premium for the second Policy year must be received on or before the last Valuation Date in the sixth Policy month.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy.

  Generally, all premiums received are counted by JHVLICO when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value and amounts applied from the Premium Component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last Valuation Date of the second or any later Policy year if any Excess Value is available on the scheduled due date. See "Value Options".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

 Amount of Required Premium

  The Required Premium determined at the start of each Policy year equals an amount for the Basic Death Benefit ("Basic Premium") or $300 if the annual Basic Premium is less than $300, plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the Premium Recalculation occurs. See "Choice of Premium Schedule" and "Premium Recalculation".

  If the Account Value on the Valuation Date immediately preceding the Policy anniversary, when multiplied by the Death Benefit Factor on that Policy anniversary, is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following Policy year. This means that even if no premium is paid during the Policy year, the premium requirement will be met on the scheduled due date at the end of the Policy year. If applicable, Owners will be mailed a written notice by JHVLICO within 10 days after any Policy anniversary that no premium payment is required in that Policy year.

 Choice of Premium Schedule

  At the time of application, the applicant can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the Policy. The Modified Schedule alternative is not available if the insured is over age 70 on the issue date of the Policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a Premium Recalculation (described below) must occur no later than the Policy anniversary nearest the insured's 72nd birthday. At the time of the Premium Recalculation, JHVLICO determines a new Basic Premium which is payable through the remaining lifetime of the insured.

  A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

               Issue
                Age                        Level                   Modified
               -----                       -----                   --------
                25                       $1,113.00                 $  708.00
                40                       $1,954.00                 $1,305.00
                55                       $3,869.00                 $2,585.00

 Premium Recalculation (Modified Schedule Only)

  The Premium Recalculation applicable to any Policy on a Modified Schedule may be elected by the Owner at any time after the first Policy anniversary up to the Policy anniversary nearest the insured's 72nd birthday. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by JHVLICO at its Home Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected by JHVLICO on the Policy anniversary nearest the insured's 72nd birthday.

  The new Basic Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the Policy. The new Basic Premium depends on the insured's sex and age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured's age at issue of the Policy. The charge (currently 1 1/2%) will not exceed 3% of the amount of Account Value applied by JHVLICO to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured's age at issue. See "Guaranteed Death Benefit Charges".

 Billing, Allocation of Premium Payments (Investment Rule)

  The Owner may at any time elect to be billed by JHVLICO for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. A Premium Processing Charge, not to exceed $2, is deducted from each premium payment. All premiums are payable at JHVLICO's Home Office.

  Any premium payment will be processed by JHVLICO as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced, first by the Premium Processing Charge and then by the state premium tax charge and the sales charge deducted from premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to any of the ten subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at JHVLICO's Home Office of notice satisfactory to JHVLICO.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

    (1) A payment received prior to a Policy's issue date will be processed as if received on the Valuation Date immediately preceding the issue date.

    (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of premium in default; any excess will be processed as of the date of receipt.

    (3) If the Minimum First Premium is not received prior to the issue date, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

 Flexibility as to Premium Payments

  The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. JHVLICO reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is applied under a Value Option (See "Value Options"), the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, the Owner were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The

Policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth Policy year to keep the Policy in force.

  Recent Federal legislation has modified the tax treatment of certain policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid that exceed a "7-pay' premium as defined in the law. The "7-pay' premium is greater than the Required Premium on the Policy but is generally less than the amount an Owner may choose to pay and JHVLICO will accept. If the total premium paid exceeds the 7-pay limitation, the Owner will be subject to the new tax rules on any distributions made from the Policy. A material change in the Policy will result in a new "7-pay" limitation and test period. A reduction in death benefit within the seven year period following issuance of, or a material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations."

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable subaccount's investment experience, the proportion of the Account Value invested in each subaccount and the interest credited to any Loan Account established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value, increased or decreased by the investment experience of the subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first fourteen Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charge for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at JHVLICO's Home Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to JHVLICO in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which JHVLICO would issue a Policy on the life of the insured. The Guaranteed Death Benefit for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of any Contingent Deferred Sales Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Value Options".

DEATH BENEFITS

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the Policy is the same as the Sum Insured at Issue shown in the Policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on request of the Owner. JHVLICO guarantees that, regardless of the investment experience of the subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on Policy anniversaries. If the Owner exercises an Extra Death Benefit Value Option on a Policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the Account Value, Benchmark Value (see "Value Options") and the sex and age of the Insured on the Policy anniversary as of which the Option is exercised. See "Value Options". The insured's age on a Policy anniversary is the age of the insured on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times the Death Benefit Factor shown in the Policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured. The Death Benefit Factor decreases from year to year as the attained age of the insured increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, for a male age 76 is 1.3325. (A complete list of Death Benefit Factors is set forth in the Policy.) The Current Death Benefit is variable: it increases as the Account Value increases and decreases as the Account Value decreases.

VALUE OPTIONS

  As of the last Valuation Date in each Policy year, the Account Value of the Policy will be compared against an amount (the Benchmark Value described below) to determine if any Excess Value exists under the Policy. Any Excess Value will be applied according to the election made in the application for the Policy or in a written notice from the Owner after issue of the Policy.

  The Benchmark Value depends upon the Policy's Guaranteed Death Benefit, the Required Premium, any Indebtedness, the sex and attained age of the insured, and any Surrender Charge. The formula describing precisely how Benchmark Value is calculated on each Policy anniversary is set forth in the Policy under "Excess Value". In general, the Benchmark Value increases as more guarantees are provided in the Policy, either in the form of higher Guaranteed Death Benefits or lower premiums. The Benchmark Value is also not less than 110% of any Indebtedness. The Benchmark Value generally increases as the attained age of the insured increases.

  Excess Value is any amount of Account Value greater than Benchmark Value. Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn or applied under certain Value Options) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

  If Excess Value is available on a Policy anniversary, any Premium Component and Experience Component will be applied under Value Options elected by the Owner. Either component may be applied to any available Value Option except that the Premium Component must be applied to the Accumulate Option until the second Policy anniversary. The amounts to be applied will be determined in accordance with the Owner's election and in accordance with the then current JHVLICO rules. A change in an election will be effective as of the Policy anniversary next following its date of receipt in writing by JHVLICO at its Home Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

  The Policy includes three Value Options:

  The Accumulate Option leaves any Excess Value in the Account Value and does not affect the guarantees under the Policy. The Accumulate Option is available on both Premium Schedules and no limit is placed on the amount that may be applied from either the Premium Component or the Experience Component.

  The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both Premium Schedules. No limit is placed on the amount that may be applied from the Experience Component. The amount that may be applied from the Premium Component is limited to an amount that depends upon the Sum Insured at Issue and the insured's age at issue of the Policy. Amounts applied from the Premium Component reduce the cumulative amount of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by JHVLICO in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured is an extra mortality risk.

  The increase in Guaranteed Death Benefit equals the amount applied less the Guaranteed Death Benefit Charge times the Death Benefit Factor shown in the Policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the Policy which would increase the amount of the Insurance Charge. See "Charges Deducted from Account Value". The Owner may decrease the amount of any Extra Death Benefit on the Policy. Depending upon the amount of Account Value under a Policy, a decrease may result in an amount of Excess Value which may be taken by the Owner as a partial withdrawal. See "Partial Withdrawal of Excess Value". Any decrease is effective at the end of the Valuation Period in which JHVLICO receives written notice of the request.

  The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a Policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the Premium Component reduce the cumulative amounts of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by JHVLICO that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the Guaranteed Death Benefit Charge, divided by the Premium Credit Factor shown in the Policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured. The Premium Credit Factor decreases from year to year as the attained age of the insured increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, for a female age 61 is 13.3382.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under JHVLICO's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which JHVLICO receives written notice satisfactory to it at its Home Office. The minimum amount that may be withdrawn is $500. Unless the Current Death Benefit exeeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable. An amount equal to the lesser of $25 or 2% of the amount withdrawn is charged against Account Value for each partial withdrawal.

  An amount equal to the Excess Value withdrawn will be removed from each subaccount in the same proportion as the Account Value is then allocated among the subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge is deducted upon a partial withdrawal. Amounts withdrawn from the Premium Component reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. On a Modified Schedule, because the Account Value is reduced by a partial withdrawal, the premium that results from the Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the subaccounts up to twelve times in each Policy year with no charge. If any additional transfers in a Policy year are permitted, JHVLICO may impose a charge of not more than $5 against Account Value for each additional transfer. The Owner may either (1) use percentages (in whole numbers) to be transferred among subaccounts or (2) designate the dollar amount of funds to be transferred among subaccounts. The reallocation must be such that the total in the subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable subaccount will be effective at the end of the Valuation Period in which JHVLICO receives at its Home Office notice satisfactory to JHVLICO.

  Transfers out of the Fixed Account to the variable subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which JHVLICO receives the request at its Home Office. (JHVLICO reserves the right to defer such Fixed Account transfers for six months.) Transfers among variable subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but JHVLICO reserves the right to impose such a limit in the future.

  If the Owner requests a reallocation which would result in amounts being held in more than ten subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten subaccounts. Furthermore, if an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543. During periods of heavy telephone usage, implementing a telephone transfer or policy loan may be difficult. If an Owner is unable to reach JHVLICO via the above number, the Owner should send a written request via fax to 1-800-621-0448. (Any requests via fax are considered telephone requests and are bound by the conditions in the Owner's signed telephone authorization form.) Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved.

  An owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which JHVLICO reasonably believes to be genuine. JHVLICO employs procedures which include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instruction.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to JHVLICO or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue daily at an annual rate determined by JHVLICO at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, JHVLICO will charge interest at an effective annual rate of 6%, accrued daily. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the Policy is issued.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and premiums are being duly paid. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to the Loan Account, a portion of JHVLICO's general account. Each subaccount will be reduced in the same proportion as the Account Value is then allocated among the subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate subaccounts as stipulated in the current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate subaccounts as stipulated in the current Investment Rule.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in the Loan Account is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and, thereafter, .5% less than the loan interest rate. This rate will usually be different than the net return for the subaccounts. Since the Loan Account and the remaining portion of the Account value will generally have different rates of investment return, any Death Benefit above the Guaranteed Death Benefit, the Account Value, and the Surrender Value are permanently affected by an Indebtedness, whether or not repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any amount of premium required to keep the Policy in force is in default if not paid on or before its scheduled due date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.


   For example, using the Policy illustrated on Page 53, and the 6% annual investment return assumption, if an option were elected and became effective at the end of Policy year 5, the insurance coverage provided by the options on lapse would be as follows:

           Variable or Fixed
                 Paid-
             Up Whole Life                   Fixed Extended Term Insurance
           -----------------             ------------------------------------------
             Death Benefit               Death Benefit     Term in Years and Days
             -------------       or      -------------     ----------------------
                                                                14 years 331
                $17,198                    $100,000                 days

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  The Variable Paid-Up Insurance option is not available unless the initial amount of Variable Paid-Up Insurance is at least $5,000.

  A Policy continued under any option may be surrendered for its Surrender Value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to JHVLICO and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted, or the period of any Fixed Extended Term Insurance has expired.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which JHVLICO receives at its Home Office notice of the transfer satisfactory to JHVLICO.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  Premium Processing Charge. A charge, not to exceed $2, will be deducted from each premium payment for collection and processing costs. Policyholders who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. The processing charge is currently $2 but may be different for payments made under special billing arrangements acceptable to JHVLICO.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment, after the deduction of the Premium Processing Charge, will be deducted from each premium payment except in any state where a lower charge is required. Premium taxes vary from state to state. The 2 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

SALES CHARGES

  Charges are made to compensate JHVLICO for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. JHVLICO expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales load charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from JHVLICO's general assets. See "Distribution of Policies."

  Part of the sales charge is deducted from each premium payment received. This amount is 4 1/2% of the premium, after deduction of the Premium Processing Charge. JHVLICO will waive the portion of the sales charge otherwise to be deducted from each premium paid on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by JHVLICO at some future date.

  The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's fourteenth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the tenth Policy year and the end of the fourteenth Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and
(b) the sum of the Modified Premiums or portions thereof due on or before the date of surrender or lapse.

                                                Maximum Contingent Deferred Sales
                                                Charge as a Percentage of Modified
                                                  Premiums Due Through Effective
   For Surrenders or Lapses Effective During:      Date of Surrender or Lapse*
   ------------------------------------------   ----------------------------------
   Policy Years 1-8.........................                  15.00%
   Policy Year 9............................                  14.38%
   Policy Year 10...........................                  13.89%
   Policy Year 11...........................                  10.80%
   Policy Year 12...........................                   7.35%
   Policy Year 13...........................                   4.50%
   Policy Year 14...........................                   2.08%
   Policy Year 15 and Later.................                      0%

--------
* A slightly lower percentage than that shown applies in the last Valuation Period of Policy years 8 through 14.

  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the premium under the Modified Schedule for the age of the insured at the time of issue of the Policy, regardless of whether the Policy uses the Level Schedule or the Modified Schedule. At issue ages above 70, however, where only the Level Schedule is available, the Contingent Deferred Sales Charge depends on the premium under that schedule. Also, lower percentages apply at higher issue ages.

  The absence of any need to pay a Required Premium because of the adequacy of the Account Value on a Policy anniversary does not impact the amount of Modified Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the fifth Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Modified Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years). Similarly, if a premium recalculation is required or effected (i.e., from Modified to Level Schedule) or a premium reduction is implemented, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the premium schedule in effect prior to such recalculation or reduction.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the ninth Policy year and equals this amount for the entire tenth Policy year. The Contingent Deferred Sales Charge is reduced in each Policy year after the tenth. At issue ages higher than age 57, the maximum is reached at an earlier Policy year, e.g., the end of the fifth Policy year at issue age 70, and may be reduced to zero over a shorter number of years.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where JHVLICO anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with JHVLICO's rules in effect at the time of the application for a Policy. The factors considered by JHVLICO in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policyowner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  In addition to the possible transfer charge discussed above under "Transfers Among Subaccounts", the following charges are deducted from Account Value:

  Issue Charge. JHVLICO will deduct from Account Value a charge ($240 per Policy and 48c per $1,000 of the Sum Insured at Issue) to compensate JHVLICO for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. For a Policy with a $50,000 Sum Insured at Issue, the total Issue Charge would be $264.

  This charge is fully assessed upon the issuance of the Policy, but will be deducted from the Account Value in 48 equal monthly installments. On the Date of Issue and on the first day of each subsequent Policy month, JHVLICO will deduct $5 per Policy and 1c per $1,000 of the Sum Insured at Issue. For each month that JHVLICO is unable to deduct the charge because there is insufficient Account Value, the period over which JHVLICO will make this deduction will be extended by one month.

  If a Policy lapses or is surrendered before the Issue Charge has been fully recovered, the unpaid balance is part of the Surrender Charge. If a Policy terminates by reason of the death of the insured, the unpaid balance will not reduce the death benefit. The unpaid Issue Charge also reduces the amount that may be borrowed through a Policy loan.

  Maintenance Charge. JHVLICO will deduct from the Account Value a charge equal to $4 per Policy and 2c per $1,000 of the current Sum Insured. For a Policy with a Sum Insured at Issue of $50,000 the maintenance charge deducted during a Policy year would be $60.

  This charge is to compensate JHVLICO for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The maximum maintenance charge currently is $6.75 no matter how large a Policy's current Sum Insured. Based on the current monthly charge, this maximum will benefit all Policies which have a current Sum Insured above $137,500. Policies with a Sum Insured below this amount are not affected by the maximum. This current maximum is not contractually guaranteed and may be withdrawn or modified by JHVLICO at some future date.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the

Account Value. The amount of the insurance charge is determined by multiplying JHVLICO's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, and underwriting class of the insured. JHVLICO may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits and be age 20 or over. Insureds who are under 20 years of age may ask us to review their current smoking habits after they reach their 20th birthday.

  JHVLICO will also charge lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher if the insured is over age 32 in the standard underwriting class or the insured is over age 34 in the preferred underwriting class. These lower current insurance rates are not contractually guaranteed and may be withdrawn or modified by JHVLICO at some future date.

  Guaranteed Death Benefit Charges. JHVLICO deducts a charge from that portion of the Account Value attributable to the variable subaccounts for the minimum death benefit that has been guaranteed. JHVLICO guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, JHVLICO currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by JHVLICO but will never exceed 3c per $1000 of the current Sum Insured.

  When an Extra Death Benefit Value Option is exercised, JHVLICO guarantees a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, JHVLICO provides the same Guaranteed Death Benefit with less premiums. In either event, JHVLICO makes a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1 1/2% of the amount applied. This charge may be increased by JHVLICO but it will never exceed 3% of the amount applied.

  When a Premium Recalculation is effected on Policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 1/2% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured's age at issue. This charge may be increased by JHVLICO but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is made for mortality and expense risks assumed by JHVLICO at an effective annual rate of .60% of the value of the Account's assets attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 7% of the additional premium is deducted from premiums when paid and 93% of the additional premium is deducted monthly from Account Value in equal installments.

  An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7% of the additional premium is deducted from premiums when paid and 93% of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for JHVLICO's Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would effect what the subaccounts earn. Charges for other taxes, if any, attributable to the subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the fifth Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $500. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Account Value on the date of withdrawal.


  Guarantee of Premiums and Certain Charges. The Policy's Basic Premium is guaranteed not to increase, except that a larger Basic Premium may result from the Premium Recalculation for a Modified Schedule Policy. The state premium tax charge, sales charges, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. Any charge for transfers among subaccounts, the Premium Processing Charge, the maintenance charge, the Guaranteed Death Benefit Charges and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fee. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fee which is described briefly in the Summary of this prospectus and of certain non-advisory operating expenses. For a full description of these deductions, see the attached prospectuses for the Funds.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives of John Hancock. John Hancock performs suitability and insurance underwriting, determines whether to accept or reject the application for a Policy and the insured's risk classification and, pursuant to a sales agreement among John Hancock, JHVLICO, and the Account, acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Agents are compensated for sales of the Policies on a commission and service fee basis by John Hancock, and JHVLICO reimburses John Hancock for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to an agent for selling a Policy is 50% of the premium that would be payable under a Modified Schedule in the first Policy year, 10% of such premiums payable in the second, third and fourth Policy years and 3% of any other premiums received by JHVLICO.

  Agents with less than four years of service with John Hancock and agents compensated on salary plus bonus or level commission programs may be paid on a different basis. Agents who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  John Hancock is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. John Hancock is not a member of the Securities Investor Protection Corporation because it is exempt from membership in that organization. The Policies may be sold through other registered broker-dealers whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred.

  John Hancock serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and S. John Hancock is also the principal investment manager and principal underwriter for John Hancock Variable Series Trust I.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will nevertheless receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards.

  JHVLICO believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner.

  Distributions under Policies entered into after June 20, 1988, on which premiums greater than the "7-pay' limit have been paid will be subject to taxation based on recent Federal tax legislation. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59 1/2. Policies entered into prior to June 21, 1988, may also be subject to a tax on distributions if there is a material change in the benefits or other terms of the Policy. All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the recent tax law on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

CHARGE FOR JHVLICO'S TAXES

  Currently JHVLICO makes no charge against the Account for Federal income taxes that may be attributable to this class of Policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of Policies or any subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

             BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

   Directors--Officers               Principal Occupations
   -------------------               ---------------------
   David F. D'Alessandro   Chairman of the Board and Chief Execu-
                           tive Officer of JHVLICO; Senior Execu-
                           tive Vice President and Director, John
                           Hancock Mutual Life Insurance Company.
   Henry D. Shaw           Vice Chairman of the Board and President
                           of JHVLICO; Senior Vice President, John
                           Hancock Mutual Life Insurance Company.
   Thomas J. Lee           Director of JHVLICO; Vice President,
                           John Hancock Mutual Life Insurance Com-
                           pany.
   Robert R. Reitano       Director of JHVLICO; Second Vice Presi-
                           dent, John Hancock Mutual Life Insurance
                           Company.
   Francis C. Cleary, Jr.  Director and Counsel, JHVLICO; Vice
                           President and Counsel, John Hancock Mu-
                           tual Life Insurance Company.
   Joseph A. Tomlinson     Director and Vice President, JHVLICO;
                           Vice President, John Hancock Mutual Life
                           Insurance Company.
   Michele G. Van Leer     Director of JHVLICO; Vice President,
                           John Hancock Mutual Life Insurance Com-
                           pany.
   Robert S. Paster        Director and Actuary of JHVLICO; Second
                           Vice President, John Hancock Mutual Life
                           Insurance Company.
   Barbara L. Luddy        Director, JHVLICO; Second Vice Presi-
                           dent, John Hancock Mutual Life Insurance
                           Company.
   Daniel L. Ouellette     Vice President, Marketing, JHVLICO; Vice
                           President, John Hancock Mutual Life In-
                           surance Company.
   Patrick F. Smith        Controller of JHVLICO; Assistant Con-
                           troller, John Hancock Mutual Life Insur-
                           ance Company.

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable subaccounts of the Account, apart from assets attributable to Policy loans, are invested in shares of the corresponding Portfolios of the Funds. JHVLICO will vote the shares of each of the Portfolios of the Funds which are deemed attributable to the Policies at regular and special meetings of the Funds' shareholders in accordance with instructions received from Owners of the Policies. Shares of the Funds held in the Account which are not attributable to the Policies and shares for which instructions from Owners are not received will be voted by JHVLICO for and against each matter in the same proportions as the votes based upon the instructions received from the Owners.

  The number of Fund shares held in each variable subaccount deemed attributable to each Owner is determined by dividing the amount of a Policy's Account Value held in the variable subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable subaccount are invested. Fractional votes will be counted. The number of shares as to which the Owner may give instructions will be determined as of the record date for the Funds' meetings.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of each Fund, ratification of the selection of independent auditors, approval of the Funds' investment management agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for the Fund. JHVLICO also may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of a Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Owners.

               CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this Prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of Owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions,
(2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, and (3) to deregister the Account under the 1940 Act. JHVLICO would notify Owners of any of the foregoing changes and, to the extent legally required, obtain approval of Owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Francis C. Cleary, Jr., Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of JHVLICO and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of JHVLICO.

                             FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1995

                                                                                                              Short-Term
                      Select                                           Real Estate    Special                    U.S.
                      Stock        Bond     International Money Market   Equity    Opportunities    Stock     Government
                    Subaccount  Subaccount   Subaccount    Subaccount  Subaccount   Subaccount    Subaccount  Subaccount
                   ------------ ----------- ------------- ------------ ----------- ------------- ------------ ----------
Assets
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value ..........  $113,649,478 $56,377,102  $30,932,790  $19,684,014  $22,246,848  $20,167,152  $217,256,965 $2,466,466
Receivable from
 John Hancock
 Variable Life
 Insurance
 Company.........       172,252      67,008      125,749      687,213       12,476       82,622       154,538     15,053
                   ------------ -----------  -----------  -----------  -----------  -----------  ------------ ----------
 Total Assets....   113,821,730  56,444,110   31,058,539   20,371,227   22,259,324   20,249,774   217,411,503  2,481,519
Liabilities
Payable to John
 Hancock Variable
 Series Trust I .       166,670      64,238      124,279      686,277       11,432       81,681       143,853     14,960
Asset charges
 payable ........         5,582       2,770        1,470          936        1,044          940        10,686         93
                   ------------ -----------  -----------  -----------  -----------  -----------  ------------ ----------
 Total
  Liabilities....       172,252      67,008      125,749      687,213       12,476       82,621       154,539     15,053
                   ------------ -----------  -----------  -----------  -----------  -----------  ------------ ----------
Total Net Assets.  $113,649,478 $56,377,102  $30,932,790  $19,684,014  $22,246,848  $20,167,153  $217,256,964 $2,466,466
                   ============ ===========  ===========  ===========  ===========  ===========  ============ ==========
Net Assets
Attributable to
 John Hancock
 Variable Life
 Insurance
 Company.........           --          --   $   902,753          --   $   933,401  $   683,604           --  $1,907,125
Attributable to
 Policyholders...  $113,649,478 $56,377,102   30,030,037  $19,684,014   21,313,447   19,483,549  $217,256,964    559,341
                   ------------ -----------  -----------  -----------  -----------  -----------  ------------ ----------
 Total Net As-
  sets...........  $113,649,478 $56,377,102  $30,932,790  $19,684,014  $22,246,848  $20,167,153  $217,256,964 $2,466,466
                   ============ ===========  ===========  ===========  ===========  ===========  ============ ==========
                     Managed
                    Subaccount
                   ------------
Assets
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value ..........  $262,405,591
Receivable from
 John Hancock
 Variable Life
 Insurance
 Company.........       454,178
                   ------------
 Total Assets....   262,859,769
Liabilities
Payable to John
 Hancock Variable
 Series Trust I .       441,295
Asset charges
 payable ........        12,883
                   ------------
 Total
  Liabilities....       454,178
                   ------------
Total Net Assets.  $262,405,591
                   ============
Net Assets
Attributable to
 John Hancock
 Variable Life
 Insurance
 Company.........           --
Attributable to
 Policyholders...  $262,405,591
                   ------------
 Total Net As-
  sets...........  $262,405,591
                   ============


See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF OPERATIONS

                       Select Stock Subaccount                Bond Subaccount               International Subaccount
                  ---------------------------------- ---------------------------------- ----------------------------------
                       Year Ended December 31             Year Ended December 31             Year Ended December 31
                  ---------------------------------- ---------------------------------- ----------------------------------
                     1995        1994        1993       1995       1994         1993       1995       1994         1993
                  ----------- ----------  ---------- ---------- -----------  ---------- ---------- -----------  ----------
Investment
 Income:
 Distributions
  received from
  the Portfolios
  of John Hancock
  Variable Series
  Trust I........ $ 9,127,019 $2,816,218  $1,554,404 $3,997,055  $2,577,160  $2,170,190 $  313,290 $   334,752  $  190,792
Expenses:
 Mortality and
  expense risks..     527,639    251,870     112,906    288,879     210,831     178,618    158,467      92,706      23,714
                  ----------- ----------  ---------- ---------- -----------  ---------- ---------- -----------  ----------
 Net Investment
  Income.........   8,599,380  2,564,348   1,441,498  3,708,176   2,366,329   1,991,572    154,823     242,046     167,078
Net realized and
 Unrealized Gain
 (Loss) on
 Investments:
 Net realized
  gain...........     839,997    637,109     599,094     63,373     126,799     603,946    709,715     390,493     100,167
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........  13,485,769 (4,019,164)    294,584  4,386,358  (3,555,116)    195,384  1,169,158  (1,861,119)  1,229,760
                  ----------- ----------  ---------- ---------- -----------  ---------- ---------- -----------  ----------
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments.....  14,325,766 (3,382,055)    893,678  4,449,731  (3,428,317)    799,330  1,878,873  (1,470,626)  1,329,927
                  ----------- ----------  ---------- ---------- -----------  ---------- ---------- -----------  ----------
Net Increase
 (Decrease) in
 Net Assets
 Resulting From
 Operations...... $22,925,146  $(817,707) $2,335,176 $8,157,907 $(1,061,988) $2,790,902 $2,033,696 $(1,228,580) $1,497,005
                  =========== ==========  ========== ========== ===========  ========== ========== ===========  ==========
                    Money Market Subaccount
                  ----------------------------
                     Year Ended December 31
                  ----------------------------
                     1995      1994     1993
                  ---------- -------- --------
Investment
 Income:
 Distributions
  received from
  the Portfolios
  of John Hancock
  Variable Series
  Trust I........ $1,021,645 $730,311 $179,437
Expenses:
 Mortality and
  expense risks..    108,941  108,665   35,572
                  ---------- -------- --------
 Net Investment
  Income.........    912,704  621,646  143,865
Net realized and
 Unrealized Gain
 (Loss) on
 Investments:
 Net realized
  gain...........         --       --       --
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........         --       --       --
                  ---------- -------- --------
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments.....         --       --       --
                  ---------- -------- --------
Net Increase
 (Decrease) in
 Net Assets
 Resulting From
 Operations...... $  912,704 $621,646 $143,865
                  ========== ======== ========

------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                                                            Special
                                                         Opportunities
                   Real Estate Equity Subaccount          Subaccount*                Stock Subaccount
                   -------------------------------  ----------------------- -----------------------------------
                      Year Ended December 31                   Period Ended       Year Ended December 31
                   -------------------------------             December 31  -----------------------------------
                      1995       1994       1993       1995        1994        1995        1994         1993
                   ----------  ---------  --------  ---------- ------------ ----------- -----------  ----------
Investment
Income:
 Distributions
 received from
 the Portfolios
 of John Hancock
 Variable Series
 Trust I.........  $1,424,926  $ 993,202  $356,397  $  483,189   $ 17,225   $20,402,345 $ 8,501,308  $8,517,796
Expenses:
 Mortality and
 expense risks...     117,861     89,294    38,740      57,525      4,657     1,040,658     679,481     489,537
                   ----------  ---------  --------  ----------   --------   ----------- -----------  ----------
 Net Investment
 Income..........   1,307,065    903,908   317,657     425,664     12,568    19,361,687   7,821,827   8,028,259
Net Realized and
Unrealized Gain
(Loss) on
Investments:
 Net realized
 gain (loss).....    (132,712)   302,731   381,959     118,503     (5,379)    1,182,185     913,991   1,623,888
 Net unrealized
 appreciation
 (depreciation)
 during the year.   1,164,732   (984,298)  (16,951)  2,655,206     (8,734)   28,390,863  (9,911,015)    190,590
                   ----------  ---------  --------  ----------   --------   ----------- -----------  ----------
Net Realized and
Unrealized Gain
(Loss) on
Investments......   1,032,020   (681,567)  365,008   2,773,709    (14,113)   29,573,048  (8,997,024)  1,814,478
                   ----------  ---------  --------  ----------   --------   ----------- -----------  ----------
Net Increase
(Decrease) in Net
Assets Resulting
From Operations..  $2,339,085  $ 222,341  $682,665  $3,199,373   $ (1,545)  $48,934,735 $(1,175,197) $9,842,737
                   ==========  =========  ========  ==========   ========   =========== ===========  ==========
                        Short-Term
                           U.S.
                        Government
                        Subaccount*               Managed Subaccount
                   --------------------- -------------------------------------
                            Period Ended        Year Ended December 31
                            December 31  -------------------------------------
                     1995       1994        1995         1994         1993
                   -------- ------------ ----------- ------------- -----------
Investment
Income:
 Distributions
 received from
 the Portfolios
 of John Hancock
 Variable Series
 Trust I.........  $103,070   $ 26,186   $24,582,126 $  7,481,584  $10,157,641
Expenses:
 Mortality and
 expense risks...     8,335        729     1,324,428      953,550      725,512
                   -------- ------------ ----------- ------------- -----------
 Net Investment
 Income..........    94,735     25,457    23,257,698    6,528,034    9,432,129
Net Realized and
Unrealized Gain
(Loss) on
Investments:
 Net realized
 gain (loss).....    20,630     (1,779)    3,530,479    1,168,573    2,225,422
 Net unrealized
 appreciation
 (depreciation)
 during the year.    77,274    (23,668)   24,157,024  (12,012,242)     830,965
                   -------- ------------ ----------- ------------- -----------
Net Realized and
Unrealized Gain
(Loss) on
Investments......    97,904    (25,447)   27,687,503  (10,843,669)   3,056,387
                   -------- ------------ ----------- ------------- -----------
Net Increase
(Decrease) in Net
Assets Resulting
From Operations..  $192,639   $     10   $50,945,201 $ (4,315,635) $12,488,516
                   ======== ============ =========== ============= ===========

----
* The Short-Term U.S. Government and the Special Opportunities subaccounts commenced operations on May 1 and May 6, 1994, respectively.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF CHANGES IN NET ASSETS

                          Select Stock Subaccount                     Bond Subaccount
                    --------------------------------------  -------------------------------------
                           Year ended December 31                 Year ended December 31
                    --------------------------------------  -------------------------------------
                        1995         1994         1993         1995         1994         1993
                    ------------  -----------  -----------  -----------  -----------  -----------
Increase
 (Decrease) in Net
 Assets
 From operations:
 Net investment
  income..........  $  8,599,380  $ 2,564,348  $ 1,441,498  $ 3,708,176  $ 2,366,329  $ 1,991,572
 Net realized
  gains...........       839,997      637,109      599,094       63,373      126,799      603,946
 Net unrealized
  appreciation
  (depreciation)
  during the year.    13,485,769   (4,019,164)     294,584    4,386,358   (3,555,116)     195,384
                    ------------  -----------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    22,925,146     (817,707)   2,335,176    8,157,907   (1,061,988)   2,790,902
 From policyholder
  transactions:
 Net premiums from
  policyholders       51,711,591   51,007,044   18,577,185   23,206,469   20,368,275   16,530,998
 Net benefits to
  policyholders      (19,250,850) (18,333,049)  (7,776,653) (14,981,037) (11,586,357) (11,672,488)
                    ------------  -----------  -----------  -----------  -----------  -----------
 Net increase in
  net assets from
  policyholder
  transactions....    32,460,741   32,673,995   10,800,532    8,225,432    8,781,918    4,858,510
                    ------------  -----------  -----------  -----------  -----------  -----------
  Net increase in
   net assets.....    55,385,887   31,856,288   13,135,708   16,383,339    7,719,930    7,649,412
Net Assets:
 Beginning of
  year............    58,263,591   26,407,303   13,271,595   39,993,763   32,273,833   24,624,421
                    ------------  -----------  -----------  -----------  -----------  -----------
 End of year......  $113,649,478  $58,263,591  $26,407,303  $56,377,102  $39,993,763  $32,273,833
                    ============  ===========  ===========  ===========  ===========  ===========
                         International Subaccount              Money Market Subaccount
                    ------------------------------------- -------------------------------------
                          Year ended December 31                Year ended December 31
                    ------------------------------------- -------------------------------------
                       1995         1994         1993        1995         1994         1993
                    ------------ ------------ ----------- ------------ ------------ -----------
Increase
 (Decrease) in Net
 Assets
 From operations:
 Net investment
  income..........  $   154,823  $   242,046  $  167,078  $   912,704  $   621,646  $  143,865
 Net realized
  gains...........      709,715      390,493     100,167           --           --          --
 Net unrealized
  appreciation
  (depreciation)
  during the year.    1,169,158   (1,861,119)  1,229,760           --           --          --
                    ------------ ------------ ----------- ------------ ------------ -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    2,033,696   (1,228,580)  1,497,005      912,704      621,646     143,865
 From policyholder
  transactions:
 Net premiums from
  policyholders      17,644,301   21,632,192   5,920,835   21,430,904   58,454,926   8,826,180
 Net benefits to
  policyholders     (12,682,229)  (5,717,640) (1,262,467) (19,852,589) (51,398,824) (4,772,045)
                    ------------ ------------ ----------- ------------ ------------ -----------
 Net increase in
  net assets from
  policyholder
  transactions....    4,962,072   15,914,552   4,658,368    1,578,315    7,056,102   4,054,135
                    ------------ ------------ ----------- ------------ ------------ -----------
  Net increase in
   net assets.....    6,995,768   14,685,972   6,155,373    2,491,019    7,677,748   4,198,000
Net Assets:
 Beginning of
  year............   23,937,022    9,251,050   3,095,677   17,192,995    9,515,247   5,317,247
                    ------------ ------------ ----------- ------------ ------------ -----------
 End of year......  $30,932,790  $23,937,022  $9,251,050  $19,684,014  $17,192,995  $9,515,247
                    ============ ============ =========== ============ ============ ===========

------

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                                                                  Special
                                Real Estate                    Opportunities
                             Equity Subaccount                   Subacount*                   Stock Subaccount
                    -------------------------------------  -----------------------  ---------------------------------------
                                Year Ended                      Period ended                     Year Ended
                                December 31                     December 31                      December 31
                    -------------------------------------  -----------------------  ---------------------------------------
                       1995         1994         1993         1995         1994         1995          1994         1993
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
Increase
(decrease) in Net
Assets
 From operations:
 Net investment
 income...........  $ 1,307,065  $   903,908  $   317,657  $   425,664  $   12,568  $ 19,361,687  $  7,821,827  $ 8,028,259
 Net realized
 gains (losses)...     (132,712)     302,731      381,959      118,503      (5,379)    1,182,185       913,991    1,623,888
 Net unrealized
 appreciation
 (depreciation)
 during the year..    1,164,732     (984,298)     (16,951)   2,655,206      (8,734)   28,390,863    (9,911,015)     190,590
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..    2,339,085      222,341      682,665    3,199,373      (1,545)   48,934,735    (1,175,197)   9,842,737
 From policyholder
 transactions:
 Net premiums from
 policyholders       10,547,817   13,824,052    9,937,807   15,268,369   5,297,072    76,729,116    67,541,450   54,985,522
 Net benefits to
 policyholders      (10,156,449)  (5,898,220)  (2,766,409)  (3,375,070)   (221,046)  (41,442,095)  (31,434,994) (29,859,615)
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
 Net increase in
 net assets from
 policyholder
 transactions.....      391,368    7,925,832    7,171,398   11,893,299   5,076,026    35,287,021    36,106,456   25,125,907
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
  Net increase in
  net assets......    2,730,453    8,148,173    7,854,063   15,092,672   5,074,481    84,221,756    34,931,259   34,968,644
Net assets:
 Beginning of
 year.............   19,516,395   11,368,222    3,514,159    5,074,481         --    133,035,208    98,103,949   63,135,305
                    -----------  -----------  -----------  -----------  ----------  ------------  ------------  -----------
 End of year......  $22,246,848  $19,516,395  $11,368,222  $20,167,153  $5,074,481  $217,256,964  $133,035,208  $98,103,949
                    ===========  ===========  ===========  ===========  ==========  ============  ============  ===========
                         Short-Term
                            U.S.
                         Government
                         Subaccount*                  Managed Subaccount
                    ----------------------- -----------------------------------------
                        Period ended                      Year Ended
                         December 31                     December 31
                    ----------------------- -----------------------------------------
                       1995        1994         1995          1994          1993
                    ----------- ----------- ------------- ------------- -------------
Increase
(decrease) in Net
Assets
 From operations:
 Net investment
 income...........  $   94,735  $   25,457  $ 23,257,698  $  6,528,034  $  9,432,129
 Net realized
 gains (losses)...      20,630      (1,779)    3,530,479     1,168,573     2,225,422
 Net unrealized
 appreciation
 (depreciation)
 during the year..      77,274     (23,668)   24,157,024   (12,012,242)      830,965
                    ----------- ----------- ------------- ------------- -------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..     192,639          10    50,945,201    (4,315,635)   12,488,516
 From policyholder
 transactions:
 Net premiums from
 policyholders       2,846,775   1,178,590    80,690,820    87,141,271    67,668,655
 Net benefits to
 policyholders      (1,637,415)   (114,133)  (48,646,275)  (43,706,261)  (40,199,547)
                    ----------- ----------- ------------- ------------- -------------
 Net increase in
 net assets from
 policyholder
 transactions.....   1,209,360   1,064,457    32,044,545    43,435,010    27,469,108
                    ----------- ----------- ------------- ------------- -------------
  Net increase in
  net assets......   1,401,999   1,064,457    82,989,746    39,119,375    39,957,624
Net assets:
 Beginning of
 year.............   1,064,467         --    179,415,845   140,296,470   100,338,846
                    ----------- ----------- ------------- ------------- -------------
 End of year......  $2,466,466  $1,064,467  $262,405,591  $179,415,845  $140,296,470
                    =========== =========== ============= ============= =============

----
* The Short-Term U.S. Government and the Special Opportunities subaccounts commenced operations on May 1 and May 6, 1994, respectively.

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

NOTE 1--ORGANIZATION

John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of nine subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding portfolio of John Hancock Variable Series Trust I (the Fund). New subaccounts may be added as new portfolios are added to the Fund, or as other investment options are developed and made available to policyholders. The nine portfolios of the Fund which are currently available are Select Stock, Bond, International, Money Market, Real Estate Equity, Special Opportunities, Stock, Short-Term U.S. Government and Managed. Each portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investment in shares of the Fund are valued at the reported net asset values of the respective portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

Federal Income Taxes: The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses: JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of
 .60% of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTE 3--NET ASSETS

The net assets attributable to JHVLICO represent JHVLICO's funds deposited in the Account. At its discretion, these amounts may be transferred by JHVLICO to its general account.

NOTE 4--TRANSACTIONS WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

NOTE 5--DETAILS OF INVESTMENT

The details of the shares owned and cost and value of investments in the portfolios of the Fund at December 31, 1995 were as follows:

                                             Shares
                Portfolio                    Owned        Cost        Value
                ---------                  ---------- ------------ ------------
Select Stock..............................  6,543,480 $103,139,549 $113,649,478
Bond......................................  5,566,616   54,653,090   56,377,102
International.............................  1,981,646   30,163,057   30,392,791
Money Market..............................  1,968,401   19,684,014   19,684,014
Real Estate Equity........................  1,902,059   21,767,182   22,246,849
Special Opportunities.....................  1,529,602   17,520,681   20,167,153
Stock..................................... 15,583,784  197,432,046  217,256,965
Short-Term U.S. Government................    241,045    2,412,860    2,466,467
Managed................................... 19,116,115  244,207,400  262,405,591
                                           ---------- ------------ ------------
                                           54,432,748 $690,979,879 $744,646,410
                                           ========== ============ ============

Purchases, including reinvestment of dividend distributions and proceeds from sales of shares in the portfolios of the Fund during 1995, were as follows:

                      Portfolio                         Purchases      Sales
                      ---------                        ------------ -----------
Select Stock.......................................... $ 49,568,131 $ 8,508,010
Bond..................................................   18,755,232   6,821,624
International.........................................   11,419,611   6,302,715
Money Market..........................................   30,725,098  28,234,079
Real Estate Equity....................................    7,174,344   5,475,910
Special Opportunities.................................   13,145,725     826,762
Stock.................................................   66,187,098  11,538,389
Short-Term U.S. Government............................    2,665,120   1,361,025
Managed...............................................   77,829,013  22,526,769
                                                       ------------ -----------
                                                       $277,469,372 $91,595,283
                                                       ============ ===========

              REPORTS OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account V
 of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the "Account") (comprising, respectively, Select Stock, Bond, International, Money Market, Real Estate Equity, Special Opportunities, Stock, Short-Term U.S. Government, and Managed Subaccounts) as of December 31, 1995, and the related statements of operations and statements of changes in net assets for each of the three years in the period then ended for the Select Stock, Bond, International, Money Market, Real Estate Equity, Stock, and Managed Subaccounts; the related statements of operations and statements of changes in net assets for the year ended December 31, 1995 and for the period from May 6, 1994 (commencement of operations) to December 31, 1994 for the Special Opportunities Subaccount; and the related statements of operations and statements of changes in net assets for the year ended December 31, 1995 and for the period from May 1, 1994 (commencement of operations) to December 31, 1994 for the Short-Term U.S. Government Subaccount. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 1995, and the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.
                                                              Ernst & Young LLP

Boston, Massachusetts
February 9, 1996

                               ----------------
Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles for a stock life insurance company wholly-owned by a mutual life insurance company and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                              Ernst & Young LLP

Boston, Massachusetts
February 7, 1996

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION

                                                               December 31
                                                            ------------------
                                                              1995      1994
                                                              ----      ----
                                                              (In millions)
Assets
Bonds--Note 7.............................................. $  552.8  $  458.3
Preferred stocks...........................................      5.0       5.3
Common stocks..............................................      1.7       1.9
Investment in affiliates...................................     65.3      59.9
Mortgage loans on real estate--Note 7......................    146.7     148.5
Real estate................................................     36.4      27.8
Policy loans...............................................     61.8      47.3
Cash items:
  Cash in banks............................................     11.6      29.3
  Temporary cash investments...............................     65.0      46.7
                                                            --------  --------
                                                                76.6      76.0
Premiums due and deferred..................................     39.6      43.9
Investment income due and accrued..........................     18.6      14.7
Other general account assets...............................     20.8      22.3
Assets held in separate accounts...........................  2,421.0   1,721.0
                                                            --------  --------
TOTAL ASSETS............................................... $3,446.3  $2,626.9
                                                            ========  ========
Obligations and Stockholder's Equity
OBLIGATIONS:
  Policy reserves.......................................... $  671.1  $  638.6
  Federal income and other taxes payable--Note 1...........     14.2      17.3
  Other accrued expenses...................................     79.9      22.8
  Asset valuation reserve--Note 1..........................     15.4      12.6
  Obligations related to separate accounts.................  2,417.0   1,717.7
                                                            --------  --------
TOTAL OBLIGATIONS..........................................  3,197.6   2,409.0
Stockholder's Equity--Notes 2 and 6
  Common Stock, $50 par value; authorized 50,000 shares;
   issued and outstanding 50,000 shares--1995; 20,000
   shares--1994............................................      2.5      25.0
  Paid-in capital..........................................    377.5     355.0
  Unassigned deficit.......................................   (131.3)   (162.1)
                                                            --------  --------
TOTAL STOCKHOLDER'S EQUITY.................................    248.7     217.9
                                                            --------  --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY................. $3,446.3  $2,626.9
                                                            ========  ========

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                  Year Ended December 31
                                                  ------------------------
                                                     1995         1994
                                                     ----         ----
                                                       (In millions)
Income
  Premiums....................................... $     570.9  $     430.5
  Net investment income--Note 4..................        62.1         57.6
  Other, net.....................................        85.7         95.5
                                                  -----------  -----------
                                                        718.7        583.6
Benefits and Expenses
  Payments to policyholders and beneficiaries....       213.4        187.5
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries...       282.4        185.3
  Expenses of providing service to policyholders
   and obtaining new insurance--Note 6...........       150.7        168.9
  Cost of restructuring..........................         0.0          3.0
  State and miscellaneous taxes..................        12.7         11.3
                                                  -----------  -----------
                                                        659.2        556.0
                                                  -----------  -----------
    GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
     TAXES AND NET REALIZED CAPITAL GAINS........        59.5         27.6
Federal income taxes--Note 1.....................        28.4         15.0
                                                  -----------  -----------
    GAIN FROM OPERATIONS BEFORE NET REALIZED
     CAPITAL GAINS...............................        31.1         12.6
Net realized capital gains--Note 5...............         0.5          0.4
                                                  -----------  -----------
    NET INCOME...................................        31.6         13.0
Unassigned deficit at beginning of year..........      (162.1)      (177.2)
Net unrealized capital losses and other adjust-
 ments--Note 5...................................        (3.0)       (1.5)
Valuation reserve changes--Note 1................         0.0          2.7
Change in separate account surplus...............         0.7          0.0
Other reserves and adjustments...................         1.5          0.9
                                                  -----------  -----------
    UNASSIGNED DEFICIT AT END OF YEAR............     $(131.3)     $(162.1)
                                                  ===========  ===========

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

                                                      Years Ended December 31
                                                      -----------------------
                                                         1995         1994
                                                         ----         ----
                                                           (In millions)
Cash flows from operating activities:
  Insurance premiums................................. $     574.0  $     436.4
  Net investment income..............................        59.2         57.9
  Benefits to policyholders and beneficiaries........      (198.3)      (175.3)
  Dividends paid to policyholders....................       (13.2)       (11.9)
  Insurance expenses and taxes.......................      (161.5)      (180.6)
  Net transfers to separate accounts.................      (257.4)      (146.6)
  Other, net.........................................        40.6         72.8
                                                      -----------  -----------
      NET CASH PROVIDED FROM OPERATIONS..............        43.4         52.7
                                                      -----------  -----------
Cash flows used in investing activities:
  Bond purchases.....................................      (172.5)       (94.1)
  Bond sales.........................................        18.9         23.1
  Bond maturities and scheduled redemptions..........        36.0         22.3
  Bond prepayments...................................        20.6         24.7
  Stock purchases....................................        (1.7)        (1.5)
  Proceeds from stock sales..........................         1.4          1.2
  Real estate purchases..............................       (16.2)       (18.4)
  Real estate sales..................................         9.3         22.1
  Other invested assets purchases....................        (0.4)        (0.9)
  Proceeds from the sale of other invested assets....         0.3          1.3
  Mortgage loans issued..............................       (19.8)       (37.9)
  Mortgage loan repayments...........................        21.1         35.2
  Other, net.........................................        60.2         22.9
                                                      -----------  -----------
      NET CASH USED IN INVESTING ACTIVITIES..........       (42.8)         0.0
                                                      -----------  -----------
INCREASE IN CASH AND TEMPORARY CASH INVESTMENTS......         0.6         52.7
Cash and temporary cash investments at beginning of
 year................................................        76.0         23.3
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $      76.6  $      76.0
                                                      ===========  ===========


The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffilated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of the financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The significant accounting practices of the Company are as follows:

Basis of Presentation: The financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners which are currently considered generally accepted accounting principles for a stock life insurance company wholly-owned by a mutual life insurance company. However, in April 1993, the Financial Accounting Standard Board (FASB) issued Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (Interpretation). The Interpretation, as amended, is effective for 1996 annual financial statements and thereafter, and no longer will allow statutory-basis financial statements to be described as being prepared in conformity with generally accepted accounting principles
(GAAP). Upon the effective date of the Interpretation, in order for their financial statements to be described as being prepared in conformity with GAAP, mutual life insurance companies will be required to adopt all applicable authoritative GAAP pronouncements in any general-purpose financial statements that they may issue. The Company has not quantified the effects of the application of the Interpretation on its financial statements.

The Company has not yet determined whether for general purposes it will continue to issue statutory-basis financial statements or statements adopting all applicable authoritative GAAP pronouncements. If the Company decides that its general-purpose financial statements will be prepared in accordance with GAAP rather than statutory accounting practices, the financial statements included herein would have to be restated to reflect all applicable authoritative GAAP pronouncements, including Statement of Financial Accounting Standards (SFAS) Nos. 60, 97, and 113.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bonds and stock values are carried as prescribed by the National Association of Insurance Commissioners (NAIC): bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight line basis.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1995, the IMR, net of 1995 amortization of $1.2 million, amounted to $6.9 million, which is included in policy reserves. The corresponding 1994 amounts were $1.1 million and $7.1 million, respectively.

Separate Accounts: Separate account assets (unit investment trusts valued at market) and separate account obligations (principally policyholder account values) are included as separate captions in the statements of financial position. The change in separate account surplus is recognized through direct charges or credits to unassigned deficit.

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1995. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

Capital Gains and Losses: Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995.

Federal Income Taxes: Federal income taxes are provided in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock, its Parent, in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

adjustments. The Company made payments of $32.2 million in 1995 and received tax benefits of $7.0 million in 1994.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

No provision is generally recognized for timing differences that may exist between financial reporting and taxable income or loss.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to the unassigned deficit. During 1994, the Company refined certain actuarial assumptions inherent in the calculation of preconversion yearly renewable term and gross premium deficiency reserves, resulting in a $2.7 million decrease in the unassigned deficit at December 31, 1994.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassifications: Certain 1994 amounts have been reclassified to permit comparison with the corresponding 1995 amounts.

NOTE 2--CAPITALIZATION

In prior years, the Company received capital contributions from John Hancock, with a portion of the contributed capital being credited to common stock, although no additional shares were issued. This practice, which is acceptable to statutory authorities, has the effect of stating the carrying value of issued shares of common stock at amounts other than $50 per share par value with the offset reflected in paid-in capital.

At December 31, 1994, the Company had 50,000 shares authorized with 20,000 shares issued and outstanding. On February 16, 1995, the Company issued the remaining 30,000 shares to John Hancock and transferred $22.5 million from common stock to paid-in capital. The par value per share is $50.

NOTE 3--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3--ACQUISITION--CONTINUED

of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1995 and 1994. Unamortized goodwill at December 31, 1995 was $17.1 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                 1995    1994
                                                                ------  ------
                                                                (In millions)
Investment expenses............................................ $  5.1  $  3.4
Interest expense...............................................    0.0     0.2
Depreciation expense...........................................    1.0     0.6
Investment taxes...............................................    0.5     0.2
                                                                ------  ------
                                                                $  6.6  $  4.4
                                                                ======  ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains consist of the following items:

                                                                 1995    1994
                                                                ------  ------
                                                                (In millions)
Gains (losses) from asset sales................................ $  4.0  $ (1.6)
Capital gains (tax) credit.....................................   (2.5)    2.5
Net capital gains transferred to IMR...........................   (1.0)   (0.5)
                                                                ------  ------
  Net Realized Capital Gains................................... $  0.5  $  0.4
                                                                ======  ======

Net unrealized capital losses and other adjustments consist of the following items:

                                                                 1995    1994
                                                                ------  ------
                                                                (In millions)
Gains (losses) from changes in security values and book value adjustments................................................... $ (0.2) $  0.7
Increase in asset valuation reserve............................   (2.8)   (2.2)
                                                                ------  ------
  Net Unrealized Capital Losses and Other Adjustments.......... $ (3.0) $ (1.5)
                                                                ======  ======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1995 and 1994 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $97.9 million and $117.0 million in 1995 and 1994, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $1.8 million and $6.0 million in 1995 and 1994, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

Effective January 1, 1994, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $32.7 million and $29.5 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.3 million and $26.9 million in 1995 and 1994, respectively.

NOTE 7--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                       Gross      Gross
                                           Statement Unrealized Unrealized  Fair
       Year Ended December 31, 1995          Value     Gains      Losses   Value
       ----------------------------        --------- ---------- ---------- ------
                                                       (In millions)
U.S. treasury securities and obligations
 of U.S. government corporations and
 agencies.................................  $ 89.0     $ 0.5      $ 0.0    $ 89.5
Obligations of states and political
 subdivisions.............................    11.4       1.1        0.0      12.5
Debt securities issued by foreign
 governments..............................     1.3       0.2        0.0       1.5
Corporate securities......................   445.6      44.1        1.6     488.1
Mortgage-backed securities................     5.5       0.3        0.1       5.7
                                            ------     -----      -----    ------
  Totals..................................  $552.8     $46.2      $ 1.7    $597.3
                                            ======     =====      =====    ======
                                                       Gross      Gross
                                           Statement Unrealized Unrealized  Fair
       Year Ended December 31, 1994          Value     Gains      Losses   Value
       ----------------------------        --------- ---------- ---------- ------
                                                       (In millions)
U.S. treasury securities and obligations
 of U.S. government corporations and
 agencies.................................  $ 10.4     $ 0.0      $ 0.5    $  9.9
Obligations of states and political
 subdivisions.............................    11.6       0.2        0.1      11.7
Debt securities issued by foreign
 governments..............................     1.3       0.0        0.0       1.3
Corporate securities......................   431.9      10.5        9.9     432.5
Mortgage-backed securities................     3.1       0.1        0.1       3.1
                                            ------     -----      -----    ------
  Totals..................................  $458.3     $10.8      $10.6    $458.5
                                            ======     =====      =====    ======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--INVESTMENTS--CONTINUED

The statement value and fair value of bonds at December 31, 1995, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                               Statement  Fair
                                                                 Value   Value
                                                               --------- ------
                                                                (In millions)
Due in one year or less.......................................  $ 18.7   $ 19.8
Due after one year through five years.........................   266.8    278.6
Due after five years through ten years........................   153.1    167.4
Due after ten years...........................................   108.7    125.8
                                                                ------   ------
                                                                 547.3    591.6
Mortgage-backed securities....................................     5.5      5.7
                                                                ------   ------
                                                                $552.8   $597.3
                                                                ======   ======

Proceeds from sales of bonds during 1995 and 1994 were $18.9 million and $23.1 million, respectively. Gross gains of $0.2 million in 1995 and $0.0 million in 1994 and gross losses of $0.1 million in 1995 and $0.1 million in 1994 were realized on these transactions.

The cost of common stocks was $0.1 million and $1.4 million at December 31, 1995 and 1994, respectively. Gross unrealized appreciation on common stocks totaled $1.7 million, and gross unrealized depreciation totaled $0.1 million at December 31, 1995. The fair value of preferred stock totaled $5.2 million at December 31, 1995 and $5.0 million at December 31, 1994.

Mortgage loans with outstanding principal balances of $1.1 million and bonds with amortized cost of $4.0 million were nonincome producing for the twelve months ended December 31, 1995.

At December 31, 1995, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           Statement
     Property Type           Value
     -------------       -------------
                         (In millions)
Apartments..............    $ 52.1
Hotels..................       4.5
Industrial..............      25.4
Office buildings........      12.6
Retail..................      20.3
Agricultural............      19.8
Other...................      12.0
                            ------
                            $146.7
                            ======

       Geographic          Statement
     Concentration           Value
     -------------       -------------
                         (In millions)
East North Central......    $ 30.1
East South Central......       1.9
Middle Atlantic.........      10.5
Mountain................      11.8
New England.............      19.8
Pacific.................      41.6
South Atlantic..........      31.0
                            ------
                            $146.7
                            ======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--INVESTMENTS--CONTINUED

At December 31, 1995, the fair values of the commercial and agricultural mortgage loans portfolios were $132.1 million and $22.2 million, respectively. The corresponding amounts as of December 31, 1994 were approximately $118.8 million and $27.3 million, respectively.

NOTE 8--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1995 were $72.4 million, $8.7 million, and $12.1 million, respectively. The corresponding amounts in 1994 were $67.5 million, $12.3 million, and $16.3 million, respectively.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

NOTE 9--POLICYHOLDERS' RESERVES AND BENEFICIARIES' FUND

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1995 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment.......................      $  0.0          0.0%
  At book value less surrender charge................       115.4         99.1
                                                           ------        -----
  Total with adjustment..............................       115.4         99.1
  Subject to discretionary withdrawal (without
   adjustment) at book value.........................         1.0          0.9
Not subject to discretionary withdrawal..............         0.0          0.0
                                                           ------        -----
Total annuity reserves and deposit liabilities.......      $116.4        100.0%
                                                           ======        =====

NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $16.6 million and $5.4 million, respectively, at December 31, 1995. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The fair value of the commitments described above is $23.8 million at December 31, 1995. The majority of these commitments expire in 1996.

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1995. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position of the Company.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Home Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the benefits payable to reflect the correct age or sex.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, JHVLICO will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium, the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any premium in excess of the Required Premium, any increase in death benefit due to payment of excess premium shall be incontestable after the increase has been in force for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Home Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of JHVLICO Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by JHVLICO for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                   APPENDIX--ILLUSTRATION OF DEATH BENEFITS,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit and surrender value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured at Issue and shows how the death benefit and surrender value (reflecting the deduction of the surrender charge, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the death benefit and surrender value figures set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. The death benefit and surrender value for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and surrender value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that current monthly rates for insurance and current charges for expenses will be made in each year illustrated. The tables headed "Using Maximum Charges" assume that the maximum (guaranteed) charge will be made for insurance and for expense charges in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .53%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .15%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the nine variable subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among subaccounts. During the first 14 Policy years, the surrender values for the base Policy are the Account Values less the Contingent Deferred Sales Charge (and, during the first four years, less any unpaid Issue Charge). Thereafter the Account Value will be equal to the surrender value.

  The tables reflect that no charge is currently made to the Accounts for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The amounts shown for the death benefit and surrender value reflect Excess Value, if any, applied under the Accumulate Option.

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at Issue or premium amount requested, and assuming annual premiums and that the proposed insured is not in a substandard underwriting risk classification.

PLAN: SCHEDULE PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,113 BASIC PREMIUM (1)
   USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          1,169     100,000  100,000    100,000     370      421        471
    2          2,396     100,000  100,000    100,000   1,024    1,169      1,320
    3          3,684     100,000  100,000    100,000   1,672    1,957      2,266
    4          5,037     100,000  100,000    100,000   2,314    2,786      3,319
    5          6,458     100,000  100,000    100,000   2,948    3,658      4,491
    6          7,949     100,000  100,000    100,000   3,570    4,574      5,799
    7          9,515     100,000  100,000    100,000   4,180    5,535      7,254
    8         11,160     100,000  100,000    100,000   4,814    6,579      8,908
    9         12,886     100,000  100,000    100,000   5,432    7,669     10,740
   10         14,699     100,000  100,000    100,000   6,105    8,878     12,841
   11         16,603     100,000  100,000    100,000   6,881   10,255     15,277
   12         18,602     100,000  100,000    100,000   7,710   11,755     18,026
   13         20,700     100,000  100,000    100,000   8,520   13,305     21,038
   14         22,904     100,000  100,000    100,000   9,308   14,907     24,342
   15         25,218     100,000  100,000    100,000  10,071   16,560     27,968
   16         27,647     100,000  100,000    103,671  10,619   18,077     31,753
   17         30,198     100,000  100,000    113,525  11,137   19,647     35,900
   18         32,877     100,000  100,000    123,892  11,627   21,273     40,440
   19         35,689     100,000  100,000    134,819  12,086   22,956     45,410
   20         38,643     100,000  100,000    146,337  12,513   24,700     50,849
   25         55,776     100,000  100,000    214,361  14,117   34,415     86,688
   30         77,644     100,000  100,000    304,560  14,551   46,044    142,238
   35        105,553     100,000  111,494    425,223  13,086   59,495    226,907
   40        141,173     100,000  123,589    587,536   8,614   74,523    354,279
   45        186,634     100,000  134,919    805,626       0   90,672    541,415
   50        244,655     100,000  145,511  1,099,143       0  107,420    811,415
   55        318,706     100,000  155,932  1,495,364       0  124,150  1,190,576

--------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
PREMIUM SCHEDULE AT ISSUE--MODIFIED
$708 INITIAL BASIC PREMIUM AT ISSUE (1)
USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1            743     100,000  100,000   100,000        0       26        54
    2          1,524     100,000  100,000   100,000      283      360       441
    3          2,344     100,000  100,000   100,000      567      714       875
    4          3,204     100,000  100,000   100,000      849    1,089     1,361
    5          4,108     100,000  100,000   100,000    1,126    1,483     1,906
    6          5,057     100,000  100,000   100,000    1,396    1,900     2,518
    7          6,053     100,000  100,000   100,000    1,657    2,337     3,203
    8          7,099     100,000  100,000   100,000    1,946    2,831     4,003
    9          8,197     100,000  100,000   100,000    2,222    3,344     4,889
   10          9,350     100,000  100,000   100,000    2,557    3,948     5,941
   11         10,561     100,000  100,000   100,000    2,998    4,690     7,215
   12         11,833     100,000  100,000   100,000    3,495    5,523     8,673
   13         13,168     100,000  100,000   100,000    3,976    6,373    10,256
   14         14,570     100,000  100,000   100,000    4,437    7,239    11,972
   15         16,042     100,000  100,000   100,000    4,876    8,118    13,835
   16         17,587     100,000  100,000   100,000    5,101    8,821    15,670
   17         19,210     100,000  100,000   100,000    5,300    9,534    17,681
   18         20,914     100,000  100,000   100,000    5,470   10,256    19,888
   19         22,703     100,000  100,000   100,000    5,611   10,988    22,313
   20         24,581     100,000  100,000   100,000    5,721   11,728    24,978
   25         35,480     100,000  100,000   106,184    5,732   15,499    42,941
   30         49,391     100,000  100,000   152,334    4,508   19,124    71,144
   35         67,144     100,000  100,000   213,908    1,177   21,848   114,145
   40         89,803     100,000  100,000   296,603        0   22,465   178,849
   45        118,721     100,000  100,000   407,610        0   17,913   273,931
   50        180,493     100,000  100,000   553,688   12,794   27,119   408,746
   55        278,050     100,000  100,000   748,843   27,460   52,180   596,212

--------

(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,220 for a gross return of 6%, and $0.00 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,954 BASIC PREMIUM (1)
   USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          2,052     100,000  100,000   100,000    1,064    1,162     1,259
    2          4,206     100,000  100,000   100,000    2,387    2,673     2,972
    3          6,468     100,000  100,000   100,000    3,681    4,251     4,869
    4          8,843     100,000  100,000   100,000    4,946    5,898     6,970
    5         11,337     100,000  100,000   100,000    6,184    7,620     9,302
    6         13,955     100,000  100,000   100,000    7,382    9,410    11,883
    7         16,705     100,000  100,000   100,000    8,553   11,286    14,752
    8         19,592     100,000  100,000   100,000    9,751   13,304    17,995
    9         22,623     100,000  100,000   100,000   10,912   15,406    21,584
   10         25,806     100,000  100,000   100,000   12,156   17,715    25,677
   11         29,148     100,000  100,000   100,000   13,576   20,328    30,410
   12         32,657     100,000  100,000   100,000   15,093   23,172    35,751
   13         36,342     100,000  100,000   100,000   16,567   26,112    41,618
   14         40,211     100,000  100,000   106,573   17,997   29,155    48,048
   15         44,273     100,000  100,000   117,892   19,376   32,298    55,059
   16         48,538     100,000  100,000   129,888   20,352   35,199    62,353
   17         53,017     100,000  100,000   142,603   21,268   38,210    70,334
   18         57,719     100,000  100,000   156,095   22,125   41,340    79,068
   19         62,657     100,000  100,000   170,404   22,915   44,593    88,613
   20         67,841     100,000  100,000   185,618   23,639   47,982    99,049
   25         97,922     100,000  111,136   277,918   26,126   67,014   167,582
   30        136,313     100,000  132,018   404,733   25,420   88,722   271,998
   35        185,310     100,000  153,266   582,904   20,177  113,145   430,314
   40        247,845     100,000  176,690   839,396    6,031  140,676   668,309

--------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE AT ISSUE--MODIFIED
   $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
   USING CURRENT CHARGES

                              Death Benefit              Surrender Value
                       --------------------------- ---------------------------
           Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
End of   Accumulated   Annual Investment Return of Annual Investment Return of
Policy  At 5% Interest --------------------------- ---------------------------
 Year    Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
------  -------------- -------- -------- --------- -------- -------- ---------
   1         1,370     100,000  100,000   100,000      468      529       591
   2         2,809     100,000  100,000   100,000    1,199    1,377     1,563
   3         4,320     100,000  100,000   100,000    1,909    2,259     2,639
   4         5,906     100,000  100,000   100,000    2,596    3,176     3,830
   5         7,571     100,000  100,000   100,000    3,261    4,132     5,155
   6         9,320     100,000  100,000   100,000    3,892    5,118     6,617
   7        11,157     100,000  100,000   100,000    4,500    6,149     8,244
   8        13,085     100,000  100,000   100,000    5,141    7,279    10,110
   9        15,109     100,000  100,000   100,000    5,748    8,447    12,167
  10        17,235     100,000  100,000   100,000    6,442    9,773    14,558
  11        19,467     100,000  100,000   100,000    7,313   11,349    17,396
  12        21,810     100,000  100,000   100,000    8,285   13,101    20,630
  13        24,271     100,000  100,000   100,000    9,214   14,888    24,150
  14        26,855     100,000  100,000   100,000   10,103   16,714    27,988
  15        29,568     100,000  100,000   100,000   10,938   18,570    32,174
  16        32,417     100,000  100,000   100,000   11,369   20,107    36,399
  17        35,408     100,000  100,000   100,000   11,738   21,671    41,056
  18        38,548     100,000  100,000   100,000   12,044   23,263    46,200
  19        41,846     100,000  100,000   100,000   12,277   24,879    51,884
  20        45,309     100,000  100,000   108,919   12,437   26,521    58,121
  25        65,398     100,000  100,000   164,323   11,933   35,109    99,085
  30        91,038     100,000  100,000   240,333    7,520   43,591   161,514
  35       132,201     100,000  100,000   340,997   20,912   60,232   251,733
  40       191,090     100,000  110,419   482,119   46,310   87,914   383,853

--------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,418 for a hypothetical gross investment return of 0%, $3,855 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING MAXIMUM CHARGES

                              Death Benefit              Surrender Value
                       --------------------------- ---------------------------
           Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
End of   Accumulated   Annual Investment Return of Annual Investment Return of
Policy  At 5% Interest --------------------------- ---------------------------
 Year    Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
------  -------------- -------- -------- --------- -------- -------- ---------
   1         1,169     100,000  100,000    100,000     346      396        446
   2         2,396     100,000  100,000    100,000     976    1,118      1,266
   3         3,684     100,000  100,000    100,000   1,601    1,879      2,181
   4         5,037     100,000  100,000    100,000   2,221    2,680      3,200
   5         6,458     100,000  100,000    100,000   2,831    3,522      4,334
   6         7,949     100,000  100,000    100,000   3,431    4,407      5,599
   7         9,515     100,000  100,000    100,000   4,019    5,336      7,008
   8        11,160     100,000  100,000    100,000   4,630    6,345      8,610
   9        12,886     100,000  100,000    100,000   5,226    7,399     10,384
  10        14,699     100,000  100,000    100,000   5,878    8,570     12,421
  11        16,603     100,000  100,000    100,000   6,632    9,908     14,787
  12        18,602     100,000  100,000    100,000   7,439   11,365     17,456
 13         20,700     100,000  100,000    100,000   8,225   12,869     20,378
  14        22,904     100,000  100,000    100,000   8,988   14,421     23,582
  15        25,218     100,000  100,000    100,000   9,728   16,023     27,097
  16        27,647     100,000  100,000    100,438  10,249   17,483     30,763
  17        30,198     100,000  100,000    109,993  10,742   18,994     34,783
  18        32,877     100,000  100,000    120,044  11,207   20,557     39,184
  19        35,689     100,000  100,000    130,633  11,640   22,174     44,001
  20        38,643     100,000  100,000    141,799  12,041   23,849     49,272
  25        55,776     100,000  100,000    207,664  13,506   33,145     83,979
  30        77,644     100,000  100,000    294,864  13,775   44,201    137,710
  35       105,553     100,000  107,026    411,315  12,096   57,111    219,485
  40       141,173     100,000  118,607    567,626   7,306   71,519    342,274
  45       186,634     100,000  129,544    778,073       0   87,059    522,898
  50       244,655     100,000  139,614  1,061,395       0  103,066    783,548
  55       318,706     100,000  149,711  1,444,083       0  119,197  1,149,748

--------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE-- MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES

                                  Death Benefit              Surrender Value
                           --------------------------- ---------------------------
               Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
   End of    Accumulated   Annual Investment Return of Annual Investment Return of
   Policy   At 5% Interest --------------------------- ---------------------------
    Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
   ------   -------------- -------- -------- --------- -------- -------- ---------
      1            743     100,000  100,000   100,000        0        1        29
      2          1,524     100,000  100,000   100,000      235      309       387
      3          2,344     100,000  100,000   100,000      496      637       790
      4          3,204     100,000  100,000   100,000      755      983     1,242
      5          4,108     100,000  100,000   100,000    1,009    1,348     1,748
      6          5,057     100,000  100,000   100,000    1,257    1,733     2,318
      7          6,053     100,000  100,000   100,000    1,496    2,137     2,956
      8          7,099     100,000  100,000   100,000    1,762    2,597     3,705
      9          8,197     100,000  100,000   100,000    2,016    3,074     4,533
     10          9,350     100,000  100,000   100,000    2,330    3,640     5,521
     11         10,561     100,000  100,000   100,000    2,749    4,343     6,724
     12         11,833     100,000  100,000   100,000    3,224    5,133     8,103
     13         13,168     100,000  100,000   100,000    3,681    5,936     9,595
     14         14,570     100,000  100,000   100,000    4,118    6,752    11,211
     15         16,042     100,000  100,000   100,000    4,533    7,580    12,963
     16         17,587     100,000  100,000   100,000    4,731    8,225    14,671
     17         19,210     100,000  100,000   100,000    4,904    8,878    16,543
     18         20,914     100,000  100,000   100,000    5,048    9,538    18,595
     19         22,703     100,000  100,000   100,000    5,162   10,202    20,846
     20         24,581     100,000  100,000   100,000    5,246   10,872    23,319
     25         35,480     100,000  100,000   100,000    5,115   14,214    39,954
     30         49,391     100,000  100,000   141,848    3,720   17,240    66,247
     35         67,144     100,000  100,000   199,166      162   19,089   106,278
     40         89,803     100,000  100,000   275,961        0   18,341   166,402
     45        118,721     100,000  100,000   379,238        0   11,645   254,864
     50        183,741     100,000  100,000   514,832   12,717   20,253   380,062
     55        287,887     100,000  100,000   696,063   27,207   45,973   554,190

--------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,201 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,954 BASIC PREMIUM (1)
   USING MAXIMUM CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          2,052     100,000  100,000   100,000      907    1,000     1,092
    2          4,206     100,000  100,000   100,000    2,064    2,331     2,609
    3          6,468     100,000  100,000   100,000    3,183    3,708     4,278
    4          8,843     100,000  100,000   100,000    4,260    5,131     6,113
    5         11,337     100,000  100,000   100,000    5,298    6,604     8,138
    6         13,955     100,000  100,000   100,000    6,293    8,128    10,373
    7         16,705     100,000  100,000   100,000    7,244    9,707    12,845
    8         19,592     100,000  100,000   100,000    8,215   11,407    15,642
    9         22,623     100,000  100,000   100,000    9,141   13,165    18,730
   10         25,806     100,000  100,000   100,000   10,149   15,113    22,271
   11         29,148     100,000  100,000   100,000   11,328   17,344    26,393
   12         32,657     100,000  100,000   100,000   12,582   19,764    31,044
   13         36,342     100,000  100,000   100,000   13,774   22,244    36,139
   14         40,211     100,000  100,000   100,000   14,900   24,783    41,729
   15         44,273     100,000  100,000   102,476   15,950   27,379    47,859
   16         48,538     100,000  100,000   112,814   16,571   29,683    54,157
   17         53,017     100,000  100,000   123,694   17,108   32,050    61,008
   18         57,719     100,000  100,000   135,156   17,560   34,485    68,461
   19         62,657     100,000  100,000   147,233   17,922   36,993    76,564
   20         67,841     100,000  100,000   159,985   18,187   39,579    85,371
   25         97,922     100,000  100,000   235,332   17,614   53,802   141,903
   30        136,313     100,000  105,148   335,289   12,124   70,664   225,329
   35        185,310     100,000  119,925   468,103        0   88,532   345,565
   40        247,845     100,000  134,692   647,179        0  107,239   515,270

--------

(1) If premiums are paid more frenquently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable is the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE AT ISSUE--MODIFIED
   $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
   USING MAXIMUM CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          1,370     100,000  100,000   100,000      309      366       423
    2          2,809     100,000  100,000   100,000      874    1,032     1,197
    3          4,320     100,000  100,000   100,000    1,405    1,710     2,042
    4          5,906     100,000  100,000   100,000    1,901    2,397     2,961
    5          7,571     100,000  100,000   100,000    2,361    3,097     3,967
    6          9,320     100,000  100,000   100,000    2,780    3,807     5,071
    7         11,157     100,000  100,000   100,000    3,160    4,528     6,282
    8         13,085     100,000  100,000   100,000    3,562    5,323     7,675
    9         15,109     100,000  100,000   100,000    3,921    6,126     9,199
   10         17,235     100,000  100,000   100,000    4,364    7,066    10,995
   11         19,467     100,000  100,000   100,000    4,979    8,230    13,170
   12         21,810     100,000  100,000   100,000    5,666    9,520    15,643
   13         24,271     100,000  100,000   100,000    6,291   10,801    18,301
   14         26,855     100,000  100,000   100,000    6,846   12,065    21,160
   15         29,568     100,000  100,000   100,000    7,320   13,304    24,237
   16         32,417     100,000  100,000   100,000    7,358   14,160    27,208
   17         35,408     100,000  100,000   100,000    7,304   14,977    30,453
   18         38,548     100,000  100,000   100,000    7,155   15,753    34,009
   19         41,846     100,000  100,000   100,000    6,903   16,480    37,914
   20         45,309     100,000  100,000   100,000    6,540   17,148    42,217
   25         65,398     100,000  100,000   118,180    2,472   19,055    71,261
   30         91,038     100,000  100,000   170,756        0   16,223   114,756
   35        146,993     100,000  100,000   234,273   12,717   26,317   172,946
   40        235,897     100,000  100,000   316,291   27,207   51,228   251,824

--------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,323 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                      LOGO



        POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

    S8138 5/95

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus consisting of 58 pages.

      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:


1.A.  (1)  JHVLICO Board Resolution establishing the separate account.

      (2)  Not Applicable

      (3)  (a)  Distribution Agreement and Amendment.

           (b) Specimen Variable Contracts Selling Agreement between John Hancock Mutual Life Insurance Company and selling broker-dealers.

           (c) Schedule of sales commissions included in Exhibit I A. (3) (a) above.


      (4)  Not Applicable

      (5) (a) Form of scheduled premium variable life insurance policy, included in the initial registration statement of this Account for scheduled premium policies, filed August 18, 1987.

           (b) Form of endorsement (FO189E) for scheduled annual premium variable life insurance policy to reflect availability of a fixed subaccount, included in Post-Effective Amendment No. 3 to this registration statement, filed in April, 1989.

           (c) Form of endorsement (FO289E) for scheduled annual premium variable life insurance policy to describe variable loan rate, included in Post-Effective Amendment No. 3 to this registration statement, filed in April, 1989.

      (6)  (a)  JHVLICO Certificate of Incorporation.

           (b)  JHVLICO By-laws.

      (7)  Not Applicable.

      (8)  Not Applicable.

      (9)  Not Applicable.

     (10) Form of application for Policy, included in the initial registration statement of this Account, filed August 18, 1987.

 2.  Included as exhibit 1.A (5) above

 3. Opinion and consent of counsel as to securities being registered, included in Post-Effective Amendment No. 3 to this registration Statement, filed in April, 1989.

 4.  Not Applicable

 5.  Not Applicable

 6.  Opinion and consent of actuary.

 7.  Consent of independent auditors.

 8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(b)(l2)(ii), and method of computing adjustments in payments and values of Policy upon conversion to a fixed benefit policy pursuant to Rule 6e2(b)(13)(v)(B), included in Post-Effective Amendment No. 3 to this registration statement filed in April, 1989.

 9. Powers of attorney for Cleary, Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer, and Paster.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of February, 1996.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                    By                 HENRY D. SHAW
                                 -------------------------
                                       Henry D. Shaw
                                         President



Attest:     FRANCIS C. CLEARY, JR.
         ----------------------------
           Francis C. Cleary, Jr.
              Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                Title                            Date
----------                -----                            ----

-----------------------
David F. D'Alessandro     Chairman of the Board            February   ,1996

HENRY D. SHAW             Vice Chairman of the Board
-----------------------   and President(Acting Principal
Henry D. Shaw             Executive Officer)               February 29,1996


ROBERT S. PASTER
-----------------------
Robert S. Paster          Director                         February 29,1996

ROBERT R. REITANO         Director(Principal
-----------------------   Financial Officer)               February 29,1996
Robert R. Reitano

FRANCIS C. CLEARY, JR.
-----------------------
Francis C. Cleary, Jr     Director                         February 29,1996


-----------------------
Thomas J. Lee             Director                         February  , 1996

MICHELE VAN LEER
-----------------------
Michele Van Leer          Director                         February 29,1996

JOSEPH A. TOMLINSON
-----------------------
Joseph A. Tomlinson       Director                         February 29,1996

BARBARA L. LUDDY
-----------------------
Barbara L. Luddy          Director                         February 29,1996

PATRICK F. SMITH          Controller (Principal
-----------------------   Accounting Officer)              February 29,1996
Patrick F. Smith

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Variable Life Account V, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of February, 1996.



                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                                  (Registrant)

                      By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                                        By   HENRY D. SHAW
                                             -------------
                                             Henry D. Shaw
                                                President



Attest: FRANCIS C. CLEARY, JR.
        ----------------------
        Francis C. Cleary, Jr.
          Counsel



FCC0091.DOC